UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

Two Prudential Plaza Suite 4100 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)

(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Please see Item 5.02 below.

Item 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Please see Item 5.02 below.

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2016, Hill-Rom Holdings, Inc. (the “Corporation”) announced its earnings for the third quarter ended June 30, 2016.  Please see the press release filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In the announcement, the Corporation uses various non-GAAP measures, including adjusted operating margin, income before taxes, income tax expense, and diluted earnings per share results, because it uses these measures internally for planning, forecasting, and evaluating the performance of the business.  In addition, the Corporation analyzes net revenue on a constant currency basis to better measure the comparability of results between periods.  The Corporation believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors.  These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 3, 2016, the Corporation and Carlyn D. Solomon, the Corporation’s Chief Operating Officer, agreed that Mr. Solomon will depart from the Corporation, effective November 19, 2016.

In connection with his departure, the Corporation and Mr. Solomon entered into a Separation and Release Agreement dated August 3, 2016, pursuant to which Mr. Solomon agreed to a customary release of claims and restrictive covenants.  Mr. Solomon will continue to be subject to the non-compete, trade secret and confidentiality provisions of his employment agreement with the Corporation.  The Separation and Release Agreement entitles Mr. Solomon to: (1) continued payment of Mr. Solomon’s base salary at the effective time of termination for a period of 12 months; (2) full vesting of certain restricted stock units granted to Mr. Solomon at the time of his employment with the Company; (3) immediate vesting in the Supplemental Executive Retirement Plan; and (4) continued participation in the Corporation’s health and other welfare benefits for a period of 12 months.

The foregoing description of the Separation and Release Agreement is qualified in its entirety by reference to the Separation and Release Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

10.1	Separation and Release Agreement by and between Carlyn D. Solomon and Hill-Rom Holdings, Inc., dated August 3, 2016.

99.1	Press release, dated August 4, 2016, issued by Hill-Rom Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: August 4, 2016	By:	/s/ Steven J. Strobel
	Name: Title:	Steven J. Strobel Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Separation and Release Agreement by and between Carlyn D. Solomon and Hill-Rom Holdings, Inc., dated August 3, 2016.

99.1	Press release, dated August 4, 2016, issued by Hill-Rom Holdings, Inc.